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                                                      OPPENHEIMERFUNDS
                                                      OppenheimerFunds, Inc.
                                                      Rochester Division
                                                      350 Linden Oaks
                                                      Rochester, NY 14625-2807
                                                      Tel 716 383-1300

                                                      May 7, 1997


Securities and Exchange Commission
Mail Stop 0-7, Filer Support
6432 General Green Way
Alexandria, VA 22312

         RE:      Rochester Portfolio Series -
                  Limited Term New York Municipal Funds
                  Reg No.   33-41511
                  File No.  811-6332
                  Edgar Filing - Annual Report - Form N-30D/A

To the Securities and Exchange Commission:

         An electronic ("EDGAR") filing of this Fund's Annual Report for the period ended December 31, 1996 was filed with your offices pursuant to Regulation 270.30b2-1 of the Investment Company Act of 1940, as amended, on February 27, 1997 (Accession number 0000950110-97-000324). Attached for filing in your office is an amendment to such Annual Report. If there are any question, please contact the undersigned.



                                                     Sincerely,


                                                     /s/ Jill M. Zachman
                                                     -------------------------
                                                     Jill M. Zachman
                                                     Assistant Vice President
                                                     (800) 552-1149

Limited Term New York Municipal Fund
Performance Update (3/31/97)
On May 1, 1997, Limited Term New York Municipal Fund redesignated as "Class X Shares" all of its shares which had been prior to that date referred to as "Class B Shares" and authorized the issuance of new "Class B Shares" and "Class C Shares". In addition, on May 1, 1997, a new sales charge structure was implemented for Class A Shares. The total return information set forth in the attached document is revised as follows to reflect the current maximum initial sales charge on Class A Shares of 3.50%. Performance information is not yet available for the Fund's Class B or Class C shares (inception date: 5/1/97):


LBO355.002.0497   May 1, 1997



-----------------------------------------------------------------------
Total Return
         Average Annual             Cumulative
         NAV         MOP            NAV     MOP
-----------------------------------------------------------------------
Class A:
-----------------------------------------------------------------------
1 Year   5.35%     1.66%            5.35%   1.66%
-----------------------------------------------------------------------
5 Years  6.54%     6.11%            37.29%  32.48%
-----------------------------------------------------------------------
Life of  6.95%     6.57%            45.10%  40.02%
Class
-----------------------------------------------------------------------

Class X:
-----------------------------------------------------------------------
1 Year   5.12%    2.62%              5.12%   2.62%
-----------------------------------------------------------------------
Life of  5.68%    4.68%             11.17%   9.17%
Class
-----------------------------------------------------------------------
Past performance is not predictive of future investment results. Investment return and principal value will fluctuate and an investor's shares may be worth more or less than their original value upon redemption.
This supplement must be enclosed with Limited Term New York Municipal Fund marketing materials.